Exhibit 10.74


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                        SPARTA PHARMACEUTICALS, INC.

                        PLACEMENT AGENCY AGREEMENT
                        --------------------------

                                                      January 22, 1996

         Paramount Capital, Inc.
         375 Park Avenue
         Suite 1501
         New York, New York 10152

         Dear Sirs:

             Sparta Pharmaceuticals Inc., a Delaware corporation (the "Company"), hereby confirms its agreement to retain Paramount Capital, Inc. (the "Placement Agent") on an exclusive basis to introduce the Company to and to procure subscriptions from certain "accredited investors" (as defined in Regulation D under the Securities Act of 1933, as amended) as prospective purchasers of units (the "Units") of the Company at a purchase price to be determined, with each unit consisting of equity securities of the Company.

             The sale to such purchasers (the "Offering") will be made through a private placement by the Placement Agent (or its designated selected dealers which will be bound by agreements substantially the same as contained herein for the Placement Agent) on a "best efforts" basis, pursuant to the Confidential Term Sheet dated January 22, 1996 and all supplements and amendments thereto and exhibits thereto (the "Term Sheet"), separate purchase agreements (the "Subscription Agreements") and related documents in accordance with Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act") and Regulation D promulgated thereunder.

             The Term Sheet, the Subscription Agreements, the Placement Agency Agreement, a Financial Advisory Agreement to be dated the date of the Closing ("the Financial Advisory Agreement") and a specimen of the Common Stock are collectively referred to herein as the "Offering Documents."

             The Company, at its sole cost, shall prepare and deliver to the Placement Agent a reasonable number of copies of the Offering Documents in form and substance satisfactory to the Placement Agent.

             Each prospective investor subscribing to purchase Units shall be required to deliver, among other things, a Subscription Agreement, which shall include a Confidential Investor Questionnaire ("Questionnaire"). The Company shall make available to each prospective purchaser at a reasonable time prior to the purchase of the Units the opportunity to ask questions of and receive answers from the Company concerning the terms and conditions of the Offering and the opportunity to obtain additional information necessary to verify the accuracy of the documents delivered in connection with the purchase of the Units to the extent it possesses such
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         Paramount Capital, Inc.
         Page 2

         information or can acquire it without unreasonable effort or expense. After the Offering Documents have been reviewed by investors, and they have had the opportunity to address all inquiries to the Company, separate Subscription Agreements shall be completed with each prospective investor. The Company or Placement Agent shall have the right to reject subscriptions in its sole discretion. The Company shall evidence its acceptance of a subscription by countersigning a copy of the applicable Subscription Agreement and returning the same to you.

             Capitalized terms used herein, unless otherwise defined or unless the context otherwise indicates, shall have the same meanings provided in the Offering Documents.

                   1.    Appointment of Placement Agent.
                         -------------------------------

             (a) You are hereby appointed exclusive Placement Agent of the Company (subject to your right to have Selected Dealers, as defined in Section 1(c) hereof, participate in the Offering) during the Offering Period herein specified for the purposes of assisting the Company in finding qualified Subscribers pursuant to the Offering described in the Offering Documents. You shall not be deemed an agent of the Company for any other purpose. The Offering Period shall commence on the day the Offering Documents are first made available to you by the Company for delivery in connection with the offering for sale of the Units and shall continue until the earlier to occur of (i) the sale of 30 Units in the Offering or (ii) February 15, 1996 (unless the Offering is extended by the Placement Agent for up to an additional 30 days).
         If subscriptions for 25 Units are not received prior to the end of the Offering Period, the Offering will be terminated and all funds received from Subscribers will be returned, without interest and without any deduction. The day that the Offering Period terminates is hereinafter referred to as the "Termination Date."

             (b) Subject to the performance by the Company of all of its obligations to be performed under this Agreement and to the completeness and accuracy of all representations and warranties of the Company contained in this Agreement, the Placement Agent hereby accepts such agency and agrees to use its best efforts to assist the Company in finding qualified subscribers pursuant to the Offering described in the Offering Documents and to keep the Company or its counsel reasonably informed of subscriptions received. It is understood that the Placement Agent has no commitment to sell the Units. Your agency hereunder is not terminable by the Company except upon termination of the Offering Period.

             (c) You may engage other persons, selected by you in your discretion, that are members of the National Association of Securities Dealers, Inc., ("NASD") and that have executed a Selected Dealers Agreement in the form provided to the Company to assist you in the Offering (each such person being hereinafter referred to as a "Selected Dealer") and you may allow such persons such part of the
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         Paramount Capital, Inc.
         Page 3

         compensation and payment of expenses payable to you hereunder as you shall determine, provided that such compensation shall be received pursuant to Section 1(d) hereof.

             (d) Subscriptions for Units shall be evidenced by the execution by Subscribers of a Subscription Agreement. No Subscription Agreement shall be effective unless and until it is accepted by the Company. Until the Closing, all subscription funds received shall be held as described in the Subscription Agreement. The Placement Agent shall not have any obligation to independently verify the accuracy or completeness of any information contained in any Subscription Agreement or the authenticity, sufficiency, or validity of any check delivered by any prospective investor in payment for Units.

             2.    Representations and Warranties of the Company. The Company
                   ---------------------------------------------
         represents and warrants to the Placement Agent and each Selected Dealer, if any, as follows:

             (a) Securities Law Compliance. The Offering Documents, as of their
                 -------------------------
         respective dates, do and will, as of the date of the Term Sheet and the Closing, describe the material aspects of an investment in the Company and conform in all respects with the requirements of Section 4(2) of the Securities Act and Regulation D promulgated thereunder and with the requirements of all other published rules and regulations of the Securities and Exchange Commission (the "Commission") currently in effect relating to "private offerings" to "accredited investors" of the type contemplated by the Company. The Offering Documents will not as of the date of the Term Sheet and the Closing contain an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, provided, however, that no representation is made with respect to information, relating to the Placement Agent, provided in writing by the Placement Agent to the Company specifically for inclusion in the Offering Documents. If at any time prior to the completion of the Offering or other termination of this Agreement any event shall occur as a result of which it might become necessary to amend or supplement the Offering Documents so that they do not include any untrue statement of any material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then existing, not misleading, the Company will promptly notify you and will supply you with amendments or supplements correcting such statement or omission. The Company will also provide the Placement Agent for delivery to all offerees and purchasers and their representatives, if any, any information, documents and instruments which the Placement Agent and the Company's counsel reasonably deem necessary to comply with applicable state and federal law.

             The Company acknowledges that the Placement Agent (i) has not supplied any information for inclusion in the Offering Documents other than information furnished in writing to the Company by the Placement Agent specifically
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         Paramount Capital, Inc.
         Page 4

         for inclusion in the Offering Documents; (ii) has no obligation to independently verify any of the information in the Offering Documents; and (iii) has no responsibility for the accuracy or completeness of the Offering Documents, except for the information, relating to the Placement Agent, furnished in writing by the Placement Agent to the Company specifically for inclusion in the Offering Documents.

             (b) Organization. The Company is a corporation duly organized,
                 ------------
         validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own and lease its properties, to carry on its business as currently conducted and as proposed to be conducted, to execute and deliver this Agreement and to carry out the transactions contemplated by this Agreement, as appropriate and is duly licensed or qualified to do business as a foreign corporation in North Carolina and each jurisdiction in which the conduct of its business or ownership or leasing of its properties requires it to be so qualified, except where the failure to be so qualified would not have a material adverse effect on the business, financial condition or prospects of the Company.

             (c)    Capitalization. The authorized, issued and outstanding
                    --------------
         capital stock of the Company prior to the consummation of the transactions contemplated hereby is as set forth in the Offering Documents. All issued and outstanding shares of the Company are validly issued, fully paid and nonassessable and have not been issued in violation of the preemptive rights of any stockholder of the Company. All prior sales of securities of the Company were either registered under the Act and applicable state securities laws or exempt from such registration, and no security holder has any rescission rights with respect thereto. Except as set forth in the Term Sheet, there are no outstanding options, warrants, agreements, convertible securities, preemptive rights or other rights to subscribe for or to purchase any shares of capital stock of the Company. Except as set forth in the Term Sheet and as otherwise required by law, there are no restrictions upon the voting or transfer of any shares of the Company's capital stock pursuant to the Company' s Certificate of Incorporation, By-Laws or other governing documents or any agreement or other instruments to which the Company is a party or by which the Company is bound.

             (d) Warrants, Preemptive Rights, Etc. Except as set forth in or
                 --------------------------------
         contemplated by the Term Sheet, there are not, nor will there be immediately after the Closing (as hereinafter defined), any outstanding warrants, options, agreements, convertible securities, rights of first refusal, rights of first offer, preemptive rights or other rights to subscribe for or to purchase or other commitments pursuant to which the Company is, or may become, obligated to issue any shares of its capital stock or other securities of the Company and this offering will not cause any anti-dilution adjustments to such securities or commitments except as reflected in the Term Sheet.
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         Paramount Capital, Inc.
         Page 5

             (e) Subsidiaries and Investments. The Company has no subsidiaries
                 ----------------------------
         and the Company does not own, directly or indirectly, any capital stock or other equity ownership or proprietary interests in any other corporation, association, trust, partnership, joint venture or other entity.

             (f)    Financial Statements. The financial information contained in
                    --------------------
         the Offering Documents is accurate in all material respects. The Financial Statements have been prepared in conformity with generally accepted accounting principles consistently applied and show all material liabilities, absolute or contingent, of the Company required to be recorded thereon and present fairly the financial position and results of operations of the Company as of the dates and for the periods indicated.

             (g) Absence of Changes. Since the date of the Term Sheet, except as
                 ------------------
         has been or will be reflected in the Term Sheet prior to Closing, the Company has not incurred any liabilities or obligations, direct or contingent, not in the ordinary course of business, or entered into any transaction not in the ordinary course of business, which is material to the business of the Company, and there has not been any change in the capital stock of, or any incurrence of long-term debt by, the Company, or any issuance of options, warrants or other rights to purchase the capital stock of the Company, or any adverse change or any development involving, so far as the Company can now reasonably foresee, a prospective adverse change in the condition (financial or otherwise), net worth, results of operations, business, key personnel or properties which would be material to the business or financial condition of the Company, and the Company has not become a party to, and neither the business nor the property of the Company has become the subject of, any material litigation whether or not in the ordinary course of business.

             (h) Title. The Company has good and marketable title to all
                 -----
         tangible properties and assets owned by it, free and clear of all liens, charges, encumbrances or restrictions, except such as are not materially significant or important in relation to the Company's business; all of the material leases and subleases under which the Company is the lessor or sublessor of properties or assets or under which the Company holds properties or assets as lessee or sublessee are in full force and effect, and the Company is not in default in any material respect with respect to any of the terms or provisions of any of such leases or subleases, and no material claim has been asserted by anyone adverse to rights of the Company as lessor, sublessor, lessee or sublessee under any of the leases or subleases mentioned above, or affecting or questioning the right of the Company to continued possession of the leased or subleased premises or assets under any such lease or sublease. The Company owns or leases all such tangible properties as are necessary to its operations as now conducted and to be conducted, as presently planned.
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         Paramount Capital, Inc.
         Page 6

             (i)    Proprietary Rights. To the best of the Company's knowledge
                    ------------------
         and except as has been or will be reflected in the Term Sheet prior to Closing, the Company owns or possesses adequate and enforceable rights to use all patents, patent applications, trademarks, service marks, trade names, corporate names, copyrights, trade secrets, processes, mask works, licenses, inventions, formulations, technology or know-how or other intangible property used or proposed to be used in the conduct of its business as described in or contemplated by the Term Sheet (the "Proprietary Rights"). To the best of the Company's knowledge and except as has been or will be reflected in the Term Sheet prior to Closing, the Company or the entities from whom the Company has acquired rights has taken all necessary action to protect all of its Proprietary Rights. Except as set forth in the Term Sheet, the Company has not received any notice of, and there are not any facts known to the Company which indicate the existence of (i) any infringement or mis-appropriation by any third party of any of the Proprietary Rights or
         (ii) any claim by a third party contesting the validity of any of the Proprietary Rights; the Company has not received any notice of any infringement, misappropriation or violation by the Company or any of its employees of any Proprietary Rights of third parties, and, to the best of the Company's knowledge, the Company nor any of its employees has infringed, misappropriated or otherwise violated any Proprietary Rights of any third parties; and, to the best of the Company's knowledge, no infringement, illicit copying, misappropriation or violation of any intellectual property rights of any third party has occurred or will occur with respect to any products currently being sold by the Company or with respect to any products currently under development by the Company or with respect to the conduct of the Company's business as currently contemplated. Except as described in the Term Sheet, the Company is not aware that any of its employees are obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of the employee's best efforts to promote the interests of the Company or that would conflict with the Company's business as proposed to be conducted. To the best of the Company's knowledge, neither the execution nor delivery of this Agreement, nor the carrying on of the Company's business by the employees of the Company, nor the conduct of the Company's business, as proposed, will conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any such employee is now obligated.

             (j )    Litigation. Except as set forth in the Term Sheet, there is
                     ----------
         no material action, suit, claim or proceeding at law or in equity, or to the Company's knowledge, investigation or customer complaint, by or before any arbitrator, governmental instrumentality or other agency now pending or, to the knowledge of the Company, threatened against the Company (or basis therefor known to the Company which the Company believes will result in the foregoing) the adverse outcome of which would materially adversely affect the Company's business or prospects. The Company is not subject to any judgment, order, writ, injunction or decree of any Federal, state, municipal or other governmental department,
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         Paramount Capital, Inc.
         Page 7

         commission, board, bureau, agency or instrumentality, domestic or foreign which would materially adversely affect the Company' s business or prospects.

             (k) Non-Defaults, Non-Contravention. The Company is not in
                 -------------------------------
         violation of or default under, nor will the execution and delivery of this Agreement or any of the Offering Documents and the Escrow Agreement, or consummation of the transactions contemplated herein or therein result in a violation of or constitute a default in the performance or observance of any obligation (i) under its Certificate of Incorporation, or its By-laws, or any indenture, mortgage, contract, material purchase order or other agreement or instrument to which the Company is a party or by which it or its property is bound or affected or (ii) with respect to any material order, writ, injunction or decree of any court of any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, and there is no existing condition, event or act which constitutes, nor which after notice, the lapse of time or both, could constitute a default under any of the foregoing, which in either case would have a material adverse effect on the business, financial condition or prospects of the Company.

             (1)    Taxes. The Company has filed all Federal, state, local and
                    -----
         foreign tax returns which are required to be filed by it and all such returns are true and correct in all material respects. The Company has paid all taxes pursuant to such returns or pursuant to any assessments received by it or which it is obligated to withhold from amounts owing to any employee, creditor or third party. The Company has properly accrued all taxes required to be accrued. The tax returns of the Company have never been audited by any state, local or Federal authorities (except for an audit by state authorities which has been concluded and all liabilities in connection therewith paid). The Company has not waived any statute of limitations with respect to taxes or agreed to any extension of time with respect to any tax assessment or deficiency.

             (m) Compliance With Laws, Licenses, Etc. The Company has not
                 -----------------------------------
         received notice of any violation of or noncompliance with any Federal, state, local or foreign, laws, ordinances, regulations and orders applicable to its business which has not been cured, the violation of, or noncompliance with which, would have a materially adverse effect on the business or operations of the Company. The Company has all governmental licenses and permits and other governmental certificates, authorizations and permits and approvals (collectively, "Licenses") required by every Federal, state and local government or regulatory body for the operation of its business as currently conducted and the use of its properties, except where the failure to be licensed would not have a material adverse effect on the business of the Company. The Licenses are in full force and effect and no violations are or have been recorded in respect of any License and no proceeding is pending or threatened to revoke or limit any thereof.
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         Paramount Capital, Inc.
         Page 8

             (n) Authorization of Documents and Units. Each of the Offering
                 ------------------------------------
         Documents and the Escrow Agreement have been duly and validly authorized, executed and delivered by the Company and the execution, delivery and performance by the Company of the Offering Documents and the Escrow Agreement have been duly authorized by all requisite corporate action by the Company and when delivered, constitute or will constitute the legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms, subject to the availability and enforceability of equitable remedies and to applicable bankruptcy and other laws relating to the rights of creditors generally and except as the enforcement of the rights to indemnification and contribution hereunder and under any other Offering Documents may be limited by federal or state securities laws or public policy. The Corporation has full power and lawful authority to authorize, issue and sell the Units to be sold to the Purchasers.

             (o) Exemption from Registration. Assuming (i) the accuracy of the
                 ---------------------------
         information provided by the respective Subscribers in the Subscription Agreements, (ii) that the Placement Agent has complied in all material respects with the provisions of Regulation D promulgated under the Securities Act and (iii) the timely filing of a Form D by the Company, the offer and sale of the Units pursuant to the terms of this Agreement are exempt from the registration requirements of the Securities Act and the rules and regulations promulgated thereunder (the "Regulations"). The Company is not disqualified from the exemption under Regulation D by virtue of the disqualifications contained in Rule 505(6)(2)(iii) or Rule 507 promulgated thereunder.

             (p) Registration Rights. Except with respect to holders of the
                 -------------------
         Units, and except as set forth in the Term Sheet or disclosed to the Placement Agent in writing, no person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.

             (q) Brokers. Neither the Company nor any of its officers,
                 -------
         directors, employees or stockholders has employed any broker or finder in connection with the transactions contemplated by this Agreement other than the Placement Agent.

             (r)    Title to Units. When certificates representing the
                    --------------
         securities comprising the Units shall have been duly delivered to the purchasers and payment shall have been made therefor, the several purchasers shall have good and marketable title to the Common Stock free and clear of all liens, encumbrances and claims whatsoever (with the exception of claims arising through the acts of the purchasers and except as arising from applicable Federal and state securities laws), and the Company shall have paid all taxes, if any, in respect of the original issuance thereof.
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         Paramount Capital, Inc.
         Page 9

             (s)    Non-Affiliated Directors. The Company's Board of Directors
                    ------------------------
         has not less than two directors who are independent from, and unaffiliated with, management of the Company.

             (t)    Accuracy of Reports. All material reports required to be
                    -------------------
         filed by the Corporation within the two years prior to the date of this Agreement under the Securities and Exchange Act of 1934, as amended, have been duly filed with the SEC, complied at the time of filing in all material respects with the requirements of their respective forms and, except to the extent updated or superseded by the Term Sheet or any subsequently filed report, were complete and correct in all material respects as of the dates at which the information was furnished, and contained (as of such dates) no untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

             3.    Representations and Warranties of Paramount Capital, Inc. The
                   --------------------------------------------------------
         Placement Agent represents and warrants as follows:

             (a) The Placement Agent is duly organized and validly existing and in good standing as a corporation under the laws of the State of New York with full and adequate power and authority to enter into and perform this Agreement.

             (b) In offering the Units, the Placement Agent will deliver (or direct the Company to deliver) to each prospective purchaser, prior to accepting any subscription from such prospective purchaser, the Offering Documents, and will not offer any of the Units for sale, or solicit any offers to subscribe for any Units, or otherwise approach or negotiate with any person in respect of the Units, on the basis of any written information except the Offering Documents and any cover or transmittal letter therefor, and any other documents approved for such use by the Company or counsel to the Company. The Placement Agent will cooperate with the Company in the preparation of the Offering Documents, will exercise reasonable care to ensure that prospective purchasers for Units are not underwriters within the meaning of Section 2(11) of the Act and will not engage in a general solicitation or employ general advertising in connection with the Offering.

             (c) The Placement Agent will conduct the Offering in compliance with applicable federal and state securities laws so as to preserve the exemption provided in Section 4(2) of the Act and any applicable rules or regulations promulgated thereunder or under such state securities laws and will make offers to sell Units to, or solicit offers to subscribe for any Units from, persons in only those states where the Company has informed the Placement Agent in writing that the Offering and the Units have been qualified, or the Company has determined that an exemption from such qualification is available, under the applicable state securities statute. The Placement Agent will accept subscriptions only from persons that the
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         Paramount Capital, Inc.
         Page 10

         Placement Agent reasonably believes are "accredited investors" (as defined in Regulation D under the Securities Act of 1933, as amended). The final acceptance of any subscription shall be made only after the Company has reviewed the Subscription Agreement and agreed to such final acceptance.

             (d) The Placement Agent will maintain a record for the period specified in Rule 17a-4 promulgated by the Securities and Exchange Commission (the "Commission") under the Act, or such longer period, if any, required by relevant state regulatory authorities, of all information obtained by the Placement Agent indicating that prospective purchasers for Units meet applicable suitability standards and any other information required thereby, which information shall be available to the Company at its reasonable request, and at each closing the Placement Agent will deliver to the Company the original copies of all accepted Subscription Agreements and have no reason to believe that said information and the representations of each Purchaser as set forth in the Subscription Agreement executed thereby are untrue.

             (e) The Placement Agent is, and at each closing will be, a securities broker-dealer registered with the Commission and any jurisdiction where broker-dealer registration is required in order to offer and sell the Units and a member in good standing of the National Association of Securities Dealers, Inc. ("NASD ").

             (f) There is no material litigation, governmental or NASD proceeding, pending or, to the best of the Placement Agent's knowledge, threatened against the Placement Agent or any controlling person of the Placement Agent that involves allegations of improper or illegal conduct under federal or state securities laws.

             (g) The Placement Agent will handle, transmit and deposit all funds from the sale of Units in accordance with the requirements of Rule 15c-2(4) promulgated under the Act.

             (h) The information, relating to the Placement Agent, provided by the Placement Agent to the Company in writing specifically for inclusion in the Offering Documents, as of the Closing Date, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, all in light of the circumstances under which they were made.
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         Paramount Capital, Inc.
         page 11


              4.    Closing; Placement and Fees.
                    ----------------------------

              (a)       Closing.  Provided that at least 25 Units have been
                        -------
         subscribed for and funds representing the sale thereof shall have cleared, a closing (the "Closing") shall take place at the offices of the Placement Agent, 375 Park Avenue, New York, N.Y. on the Termination Date (which date may be accelerated or adjourned by agreement between the Company and the Placement Agent). At the Closing, payment for the Units issued and sold by the Company shall be made to the Company in immediately available funds against delivery of certificates evidencing the Common Stock comprising such Units.

              (b)       Conditions to Placement Agent's Obligations.  The
                        -------------------------------------------
         obligation of the Placement Agent hereunder will be subject to the accuracy of the representation and warranties of the Company herein contained as of the date hereof and as of each Closing Date, to the performance by the Company of its obligations hereunder and to the following additional conditions:

              (i)       Due Qualification or Exemption.  (A) The offering
                        ------------------------------
         contemplated by this Agreement will become qualified or be exempt from qualification under the securities laws of the several states pursuant to paragraph 4(c) below not later than the Closing Date, subject to any filings to be made thereafter, and (B) at the Closing Date no stop order suspending the sale of the Units shall have been issued, and no proceeding for that purpose shall have been initiated or threatened;

              (ii)      No Material Misstatements.  Neither the Blue Sky
                        -------------------------
         qualification materials nor the Term Sheet, nor any supplement thereto, will contain an untrue statement of a fact which in opinion of the Placement Agent is material, or omit to state a fact, which in the opinion of the Placement Agent is material and is required to be stated therein, or is necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

              (iii)     Compliance with Agreement.  The Company will have
                        -------------------------
         complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to each Closing.

              (iv)      Corporate Action.  The Company will have taken all
                        ----------------
         necessary corporate action, including, without limitation, obtaining the approval of the Company's board of directors, for the execution and delivery of the Offering Documents, the performance by the Company of its obligations hereunder and the offering contemplated hereby;

         Paramount Capital, Inc.
         Page 12

             (v)      Opinion of Counsel. The Placement Agent shall receive the
                      ------------------
         opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. (stating that each of the purchasers may rely thereon as though addressed directly to such purchaser), dated the Closing, substantially to the effect that:

             (A) the Company is duly organized and is validly existing and in corporate good standing under the laws of the State of Delaware, has all requisite corporate power and authority necessary to own or hold its properties and conduct its business as described in the Term Sheet and is duly qualified or licensed to do business as a foreign corporation and is in good standing in the State of North Carolina and in each other jurisdiction in which the nature of the business conducted, by it or the properties owned, leased or operated by it, makes such qualification or licensing necessary or where the failure to be so qualified or licensed would have a material adverse effect upon the Company. The Company has no subsidiaries and the Company does not own, directly or indirectly, any capital stock or other equity ownership or proprietary interests in any other corporation, association, trust, partnership, joint venture or other entity;

             (B) the execution, delivery and performance of each of the Offering Documents, including the issuance of the Units, have been duly authorized by all necessary corporate action on the part of the Company. Each of the Offering Documents has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and the application of equitable principles in any action, legal or equitable, and except as rights to indemnity or contribution may be limited by applicable law. Such counsel shall not be required to express any opinion herein as to the availability of any equitable remedy upon breach of any of the agreements, documents or obligations referred to herein, or as to the enforceability of any indemnification provisions of any agreement, document or instrument referred to herein under any federal or state securities law;
             (C) the authorized, issued and outstanding capital stock of the Company as of the date hereof (before giving effect to the transactions contemplated by this Agreement) is as set forth in the Offering Documents (provided that the Offering Documents do not state that the Company has authorized Series B Convertible Preferred Stock and Series C Convertible Preferred Stock, of which no shares are outstanding and of which the Company's Board of Directors has authorized the retirement and resumption of the status of authorized but unissued shares of preferred stock, $.001 par value). There are no outstanding warrants, options, agreements, convertible securities, preemptive rights or other commitments to the best knowledge of such counsel pursuant to which the Company is, or may become, obligated to issue any shares of its capital stock or other securities of the Company other than as set forth in the Term Sheet. All of the issued shares of

         Paramount Capital, Inc.
         Page 13

         capital stock of the Company have been duly and validly authorized and issued, are fully paid and nonassessable and have not been issued in violation of the preemptlye rights of any security holder of the Company to the best knowledge of such counsel;

             (D) assuming (i) the accuracy of the information provided by the Subscribers in the Subscription Documents, (ii) that the Placement Agent has complied with the requirements of section 4(2) of the Securities Act (and the provisions of Regulation D promulgated thereunder) and (iii) the timely filing with the Securities and Exchange Commission of a Form D and amendments thereto containing accurate and complete information, the issuance and sale of the Units is exempt from registration under the Securities Act and Rule 506 of Regulation D promulgated thereunder;

             (E) neither the execution and delivery of the Offering Documents nor compliance with the terms hereof or thereof, nor the consummation of the transactions herein or therein contemplated, has, nor will, conflict with, result in a breach of, or constitute a default under the Certificate of Incorporation or By-laws of the Company, or any material contract, instrument or document to which the Company is a party, or by which it or any of its properties is bound or violate any applicable order or decree of any governmental agency or court having jurisdiction over the Company or any of its properties or business naming the Company and to the best knowledge of such counsel;

             (F) to such counsel's best knowledge, there are no claims, actions, suits, investigations or proceedings before or by any arbitrator, court, governmental authority or instrumentality pending or threatened against the Company which might materially and adversely affect the business, properties or financial condition of the Company or which might materially adversely affect the transactions or other acts contemplated by the Offering Documents or the validity or enforceability of the Offering Documents, except as set forth in or contemplated by the Offering Documents. Except as disclosed in the Offering Documents, to such counsel' s best knowledge, the Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality naming the Company;

             (G) upon the issuance of Common Stock, each of the purchasers shall acquire such securities, free and clear of all pledges, liens, claims, encumbrances, preemptive rights, rights of first offer or right of first refusal and restrictions, to such counsel's best knowledge, and imposed by or through the Company, except for the transfer restrictions set forth in the Subscription Agreements and any action taken to encumber such securities by the holder itself;

             (H) the Common Stock has been duly authorized and reserved for issuance and, upon issuance in accordance with the terms of such instruments, will be validly issued, fully paid and non-assessable; and

         Paramount Capital, Inc.
         Page 14

             (I) in course of the preparation of the Offering Documents, which involved, among other things, discussions and inquiries concerning the various legal matters and the review of certain corporate records, documents and proceedings, counsel participated in conferences with certain officers and other representatives of the Company and the Placement Agent during which the contents of the Offering Documents and related matters were discussed. On the basis of the information which was developed in the course thereof, such counsel shall advise the Placement Agent (which advice shall not be in the form of an opinion and is not required to be delivered to the purchasers) that such counsel has no reason to believe that as of the date of the Closing, the Term Sheet contained an untrue statement of a material fact relating to the Company or omitted to state a material fact relating to the Company required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made in light of the circumstances under which they were made.

             Such counsel may state that the absence of any independent verification by such counsel of factual matters and the character of determinations involved in the securities laws disclosure process are such, however, that it does not assume responsibility for the accuracy, completeness or fairness of the statements made in the Term Sheet. Such counsel need not express any opinion or belief as to the financial statements and related schedules and the other financial and statistical data contained in the Term Sheet.

             (vi)      Comfort Letter. If requested by the Placement Agent, the
                       --------------
         Company shall cause the Company's independent public accountants to address and deliver to the Company and the Placement Agent a letter or letters (which letters are frequently referred to as "Comfort Letters") dated as of the Closing Date and the effective date of the registration statement required to be filed in connection with the Subscription Agreements.

             (vii)     Officer's Certificate. The Placement Agent shall receive
                       ---------------------
         an Officer's Certificate substantially in the form of Exhibit A and a Secretary's Certificate substantially in the form of Exhibit B, signed by the appropriate parties and dated as of the Closing. These certificates shall state, among other things, that the representations and warranties contained in Section 2 hereof are true and accurate in all material respects at such Closing with the same effect as though expressly made at such Closing.

             (viii)     Escrow Agreement. The Placement Agent shall receive a
                        ----------------
         copy of a duly executed Escrow Agreement with the American Stock Transfer & Trust Company in the form previously delivered to you.

             (ix)      Lock-Up Agreement. Certain current stockholders,
                       -----------------
         directors and executive officers of the Company shall agree that, for a period of thirteen (13) months from the closing of the Offering, they will not sell,

         Paramount Capital, Inc.
         Page 15

         assign or transfer any of their shares of the Company's securities without the Placement Agent's prior written consent.

             (x)      Transmittal Letters. The Placement Agent shall receive
                      -------------------
         copies of all letters from the Company to the investors transmitting the Common Stock and shall receive a letter from the Company confirming transmittal of the securities to the investors.

             (xi)     Transfer Sheets. For a period of three (3) years from the
                      ---------------
         Closing Date, the Company, at its expense, shall provide the Placement Agent with copies of the Company's daily transfer sheets, if requested by the Placement Agent.

             (c) Blue Sky. A summary blue sky survey, at the sole cost of the
                 --------
         Company (with legal fees and disbursements not to exceed $15,000), shall be prepared by counsel to the Placement Agent stating the extent to which and the conditions upon which offers and sales of the Units may be made in certain jurisdictions. It is understood that such survey may be based on or rely upon (i) the representations of each Subscriber set forth in the Subscription Agreement delivered by such Subscriber,
         (ii) the representations, warranties and agreements of the Company set forth in Section 2 of this Agreement, (iii) the representations and warranties of the Placement Agent, and (iv) the representations of the Company set forth in the certificate to be delivered at the Closing pursuant to paragraph (iii) of Section 3(b).

             (d) Placement Fee and Expenses. Simultaneously with payment for and
                 --------------------------
         delivery of the Units at each Closing as provided in paragraph 3(a) above, the Company shall at such Closing pay to the Placement Agent (i) a commission equal to ten percent (10%) of the aggregate purchase price of the Units sold and (ii) a non-accountable expense allowance equal to three percent (3 %) of the aggregate purchase price of the Units sold. The Company shall also pay all expenses in connection with the qualification of the Units under the securities or Blue Sky laws of the states which the Placement Agent shall designate (with legal fees and disbursements not to exceed $15,000). The Placement Agent shall be entitled to warrants to purchase Common Stock equal to 10% of the Common Stock sold in this Offering at an exercise price equal to 125% of the price per share of Common Stock sold to investors in the Offering, upon execution and delivery of a Warrant Purchase Agreement in a form reasonably acceptable to the Company.

             (e) No Adverse Changes. There shall not have occurred, at any time
                 ------------------
         prior to the Closing (i) any domestic or international event, act or occurrence which has materially disrupted, or in the Placement Agent's opinion will in the immediate future materially disrupt, the securities markets; (ii) a general suspension of, or a general limitation on prices for, trading in securities on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter

         Paramount Capital, Inc.
         Page 16

         market; (iii) any outbreak of major hostilities or other national or international calamity; (iv) any banking moratorium declared by a state or federal authority; (v) any moratorium declared in foreign exchange trading by major international banks or other persons; (vi) any material interruption in the mail service or other means of communication within the United States; (vii) any material adverse change in the business, properties, assets, results of operations, or financial condition of the Company; or (viii) any change in the market for securities in general or in political, financial, or economic conditions which, in the Placement Agent's reasonable judgment, makes it inadvisable to proceed with the offering, sale, and delivery of the Units.


                   5.    Covenants of the Company.
                         -------------------------

             (a) Use of Proceeds. The net proceeds of the Offering will be used
                 ---------------
         by the Company substantially as set forth in the Term Sheet. The Company shall not use any of the proceeds from the Offering to repay any indebtedness of the Company, including, but not limited to, indebtedness to any current executive officers, directors or principal stockholders of the Company.

             (b) Expenses of Offering. The Company shall be responsible for, and
                 --------------------
         shall bear all expenses directly incurred in connection with, the proposed Offering including, but not limited to, legal fees relating to the costs of preparing the Offering Documents and all amendments, supplements and exhibits thereto; preparing and delivering all placement agent and selling documents, including, but not limited to, the Agency Agreement with the Placement Agent and the blue sky memorandum; Common Stock certificates; blue sky fees, filing fees and the fees and disbursements of counsel in connection with blue sky matters (subject to the limit set forth in Section 3(c) hereof) (the "Company Expenses"). The Company shall pay to the Placement Agent a non-accountable expense allowance equal to three percent (3%) of the total proceeds of the Offering (the "Expense Allowance") of which $20,000 shall be due and payable upon the execution of the Letter of Intent, to cover the cost of our mailing, telephone, telegraph, travel, due diligence meetings and other similar expenses including legal fees of Placement Agent's counsel (other than legal fees in connection with blue sky matters as to which fees you shall be responsible (subject to the limit set forth in Section 3(c) hereof). Such prepaid expense allowances shall be non-refundable.

             (c) Notification. The Company shall notify the Placement Agent
                 ------------
         immediately, and in writing, (A) when any event shall have occurred during the period commencing on the date hereof and ending on the later of the Closing or the Termination Date as a result of which the Offering Documents would include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made and (B) of the receipt of any notification with respect to the modification, rescission, withdrawal or suspension of

         Paramount Capital, Inc.
         Page 17

         the qualification or registration of the Units, or of any exemption from such registration or qualification, in any jurisdiction. The Company will use its best efforts to prevent the issuance of any such modification, rescission, withdrawal or suspension and, if any such modification, rescission, withdrawal or suspension is issued and you so request, to obtain the lifting thereof as promptly as possible.

             (d) Blue Sky. The Company will use its best efforts to qualify the
                 --------
         Units for offering and sale under exemptions from qualification or registration requirements under the securities or "blue sky" laws of such jurisdictions as you may reasonably request; provided however, that the Company will not be obligated to qualify as a dealer in securities in any jurisdiction in which it is not so qualified. The Company will not consummate any sale of Units in any jurisdiction in which it is not so qualified or in any manner in which such sale may not be lawfully made.

             (e) Registration Statement Filing. The Company covenants to use its
                 -----------------------------
         best efforts to file the Registration Statement relating to the Proposed Equity Financing (as defined in the Term Sheet) as soon as possible following the Closing of this Offering but in no event later than sixty (60) days after the Closing of this Offering, subject to the Placement Agent's cooperation.

             (f)    Form D Filing. The Company shall file five copies of a
                    -------------
         Notice of Sales of Securities on Form D with the Securities and Exchange Commission (the "Commission") no later than 15 days after the Closing. The Company shall file promptly such amendments to such Notices on Form D as shall become necessary and shall also comply with any filing requirement imposed by the laws of any state or jurisdiction in which offers and sales are made. The Company shall furnish the Placement Agent with copies of all such filings.

             (g) Press Releases, Etc. Except as otherwise required by applicable
                 -------------------
         law, the Company shall not, during the period commencing on the date hereof and ending thirty days after the later of the Closing and the Termination Date, issue any press release or other communication, or hold any press conference with respect to the Company, its financial condition, results of operations, business, properties, assets, or liabilities, or the Offering, without the prior written consent of the Placement Agent, which consent shall not be unreasonably withheld.

             (h) Public Documents. Following the Closing of the Offering, the
                 ----------------
         Company will furnish to the Placement Agent: (i) as soon as practicable (but in the case of the annual report of the Company to its stockholders, within 120 days after the end of each fiscal year of the Company) one copy of: (A) its annual report to its stockholders (which annual report shall contain financial statements audited in accordance with generally accepted accounting principles in the United States of America by a firm of certified public accountants of recognized standing), (B) if not included in substance in its annual report to stockholders, its annual report

         Paramount Capital, Inc.
         Page 18

         on Form 10-K, (C) each of its quarterly reports to its stockholders, and if not included in substance in its quarterly reports to stockholders, its quarterly report on Form 10-Q, (D) each of its current reports on Form 8-K, and (E) a copy of the full Registration Statement, if filed (the foregoing, in each case, excluding exhibits); and (ii) upon reasonable request, all exhibits excluded by the parenthetical to the immediately preceding clause 5(h)(i)(E) and all other information that is generally available to the public. In addition, the Company upon reasonable request will meet with the Placement Agent or its representatives to discuss all information relevant for disclosure in any Registration Statement covering shares purchased by purchasers from the Company and offered by them for resale and will cooperate in any reasonable investigation undertaken by the Placement Agent for the purpose of confirming the accuracy of the Registration Statement, including the production of information at the Company's offices.

             (i)    Restrictions on Securities. During the two years following
                    --------------------------
         the Closing of the Offering, the Company shall not, without the prior written consent of the Placement Agent, offer or sell any of its securities in reliance on Regulation S of the Securities Act, other than to non-U.S. employees of the Company or its subsidiaries. During the nine (9) month period following the completion of the Offering, (i) the Placement Agent shall have the right of first refusal to act as placement agent for the offering of any securities of the Company issued for fund raising purposes (excluding "firm commitment" underwritings, corporate partner arrangements and strategic alliances and other licensing transactions) and (ii) the Company will not extend the expiration date or decrease the exercise price of any options or warrants or other similar security purchase rights without the prior written consent of the Placement Agent (other than those issued pursuant to the Company's stock option plan or as required by the documents governing any such securities).

             (j)    Financial Advisory Agreement. At the Closing Date, the
                    ----------------------------
         Company and the Placement Agent will enter into an engagement agreement whereby the Placement Agent will act as the Company's non-exclusive financial advisor to assist the Company in identifying and negotiating one or more corporate or strategic alliances. Such engagement will provide that Paramount receive a monthly retainer of $3,000 (minimum engagement of twenty-four months), out-of-pocket expenses and standard success fees.

             (k) Board Designee. During the three years following the completion
                 --------------
         of the Offering, the Placement Agent shall have the right, at its option, to designate one director to the Board of Directors of the Company.

             (1)    Letter Agreements. The Placement Agent acknowledges that the
                    -----------------
         Company is a party to letter agreements (the "Letter Agreements") dated June 29, 1995 and June 28, 1994 with Americorp which provide for Americorp Securities, Inc. ("Americorp") to act as a financial advisor and for the payment of certain fees to

         Paramount Capital, Inc.
         Page 19

         be paid to Americorp in connection with certain transactions. Although the parties hereto do not believe that the Letter Agreements relate to the Offering, in the event that Americorp is owed and paid a fee pursuant the Letter Agreements on account of the transactions contemplated hereby, the Placement Agent agrees to reimburse the Company, solely out of and to the extent of Cash Commissions actually paid to the Placement Agent, for any such amounts actually paid to Americorp.

                   6.    Indemnification.
                         ----------------

             (a) The Company agrees to indemnify and hold harmless the Placement Agent and each Selected Dealer, if any, and their respective shareholders, directors, officers, agents and controlling persons within the meaning of the Act (an "Indemnified Party") against any and all loss, liability, claim, damage, liability and expense whatsoever (and all actions in respect thereof), and to reimburse the Placement Agent for legal fees and related expenses as incurred (including, but not limited to the costs of giving testimony or furnishing documents in response to a subpoena or otherwise, the costs of investigating, preparing or defending any such action or claim whether or not in connection with litigation in which the Placement Agent is a party), in so far as such loss, liability, claim, damage or expense arises out of any untrue statement or alleged untrue statement of a material fact contained in the Offering Documents or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such Indemnified Party in writing specifically for use in the Offering Documents;

             (b) The company agrees to indemnify and hold harmless an Indemnified Party to the same extent as the foregoing indemnity, and subject to the limitations set forth therein, against any and all loss, liability, claim, damage and expense whatsoever directly arising out of the exercise by any person of any right under the Securities Act or the Exchange Act or the securities or Blue Sky laws of any state on account of violations of the representations, warranties or agreements set forth in Section 2 hereof.

             (c) The Placement Agent agrees to indemnify and hold harmless the Company, the Company's directors, officers, employees and agents and each person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and each and all of them, to the same extent as the foregoing indemnity from the Company to the Placement Agent, but only with reference to information, relating to the Placement Agent, furnished in writing to the Company by the Placement Agent specifically for inclusion in the Offering Documents.

         Paramount Capital, Inc.
         Page 20

             (d) Promptly after receipt by a person entitled to indemnification pursuant to the foregoing subsection (a), (b), (c) or (d) (an "indemnified party") under this Section of notice of the commencement of any action, the indemnified party will, if a claim in respect thereof is to be made against a person granting indemnification (an "indemnifying party") under this Section, notify in writing the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to the indemnified party otherwise than under this Section. In case any such action is brought against an indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, subject to the provisions herein stated, with counsel reasonably satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to the indemnified party under this Section for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation. The indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the indemnified party; provided that the fees and expenses of such counsel shall be at the expense of the indemnifying party if (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party or (ii) the named parties to any such action (including any impleaded parties) include both the indemnified party or parties and the indemnifying party and, in the judgment of the indemnified party, it is advisable for the indemnified party or parties to be represented by separate counsel (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party or parties, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for the indemnified party or parties. No settlement of any action against an indemnified party shall be made without the consent of the indemnified party, which shall not be unreasonably withheld in light of all factors of importance to the indemnified party.


                   7.    Contribution.
                         ------------

             (a) To provide for just and equitable contribution, if (i) an indemnified party makes a claim for indemnification pursuant to Section 6 but it is found in a final judicial determination, by a court of competent jurisdiction, not subject to further appeal, that such indemnification may not be enforced in such case, even though this Agreement expressly provides for indemnification in such case, or (ii) any indemnified or indemnifying party seeks contribution under the Securities Act,

         Paramount Capital, Inc.
         Page 21

         the Exchange Act, or otherwise, then the Company (including for this purpose any contribution made by or on behalf of any officer, director, employee or agent for the Company, or any controlling person of the Company), on the one hand, and the Placement Agent and any Selected Dealers (including for this purpose any contribution by or on behalf of an indemnified party), on the other hand, shall contribute to the losses, liabilities, claims, damages, and expenses whatsoever to which any of them may be subject, in such proportions as are appropriate to reflect the relative benefits received by the Company, on the one hand, and the Placement Agent and the Selected Dealers, on the other hand; provided, however, that if applicable law does not permit such allocation, then other relevant equitable considerations such as the relative fault of the Company and the Placement Agent and the Selected Dealers in connection with the facts which resulted in such losses, liabilities, claims, damages, and expenses shall also be considered. In no case shall the Placement Agent or a Selected Dealer be responsible for a portion of the contribution obligation in excess of the compensation received by it pursuant to Section 3 hereof or the Selected Dealer Agreement, as the case may be. No person guilty of a fraudulent misrepresentation shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person, if any, who controls the Placement Agent or a Selected Dealer within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act and each officer, director, stockholder, employee and agent of the Placement Agent or a Selected Dealer, shall have the same rights to contribution as the Placement Agent or the Selected Dealer, and each person, if any who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act and each officer, director, employee and agent of the Company, shall have the same rights to contribution as the Company, subject in each case to the provisions of this Section 7. Anything in this Section 7 to the contrary notwithstanding, no party shall be liable for contribution with respect to the settlement of any claim or action effected without its written consent. This Section 7 is intended to supersede any right to contribution under the Securities Act, the Exchange Act, or otherwise.

             (b) Notwithstanding the provisions of this Agreement, the aggregate indemnification or contribution of the Placement Agent for or on account of any losses, claims, damages, liabilities or actions shall not exceed the Selling Commissions paid to the Placement Agent. The respective indemnity and contribution agreements by the Company and the Placement Agent contained in subsections (a), (b), (c) and (d) of
         Section 6 and this Section 7, and the covenants, representations and warranties of the Company and the Placement Agent set forth in Sections 1, 2, 3, 4 and 5 shall remain operative and in full force and effect regardless of (i) any investigation made by the Placement Agent, on the Placement Agent's behalf or by or on behalf of any person who controls the Placement Agent, the Company or any controlling person of the Company or any director or officer of the Company, (ii) acceptance of any of the Units and payment therefor or (iii) any termination of this Agreement, and shall survive the delivery of the Units, and any successor of the

         Paramount Capital, Inc.
         Page 22

         Placement Agent or of the Company or of any person who controls the Placement Agent or the Company, as the case may be, shall be entitled to the benefit of such respective indemnity and contribution agreements. The respective indemnity and contribution agreements by the Company and the Placement Agent contained in subsections (a), (b) and
         (c) of Section 6 and this Section 7 shall be in addition to any liability which the Company and the Placement Agent may otherwise have.

                   8.    Miscellaneous.
                         -------------

             (a) Survival. Any termination of the Offering without consummation
                 --------
         thereof shall be without obligation on the part of any party except that the indemnification provided in Section 6 hereof and the contribution provided in Section 7 hereof shall survive any termination and shall survive the Closing for a period of five years.

             (b) Representations, Warranties and Covenants to Survive Delivery.
                 --------------------------------------------------------------
         The respective representations, warranties, indemnities, agreements, covenants and other statements of the Company and the Placement Agent as of the date hereof shall survive execution of this Agreement and delivery of the Units and the termination of this Agreement.

             (c) No Other Beneficiaries. This Agreement is intended for the sole
                 ----------------------
         and exclusive benefit of the parties hereto and their respective successors and controlling persons, and no other person, firm or corporation shall have any third-party beneficiary or other rights hereunder.

             (d) Governing Law. This Agreement shall be governed by and
                 -------------
         construed in accordance with the law of the State of New York without regard to conflict of law provisions.

             (e) Counterparts. This Agreement may be signed in counterparts with
                 ------------
         the same effect as if both parties had signed one and the same instrument.

             (f)    Notices. Any communications specifically required hereunder
                    -------
         to be in writing, if sent to the Placement Agent, will be mailed, delivered and confirmed to it at Paramount Capital, 375 Park Avenue, Suite 1501, New York, New York, 10023, Att: Michael S. Weiss and if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at Sparta Pharmaceuticals, Inc., Westpark Corporate Center, Suite 110, 4364 S. Alston Ave., Durham, NC, 27713, Att: Chief Executive Officer, with a copy to Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, MA, 02111, Att:
         Elizabeth P. Knauss, Esq.
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         Paramount Capital, Inc.
         Page 23

             (g)  Termination. Subject  to the  general  survival provisions  of
                  -----------
         Sections 8(a) and 8(b), this Agreement may be terminated by either party prior to any Closing upon written notice to the other party.

             (h) Entire Agreement. This Agreement constitutes the entire
                 ----------------
         agreement of the parties with respect to the matters herein referred and supersedes all prior agreements and understandings, written and oral, between the parties with respect to the subject matter hereof. Except as this Agreement pertains to the Offering, the Letter of Intent dated January 10, 1996 between the parties, including without limitation, paragraph 15, is not superseded. Neither this Agreement nor any term hereof may be changed, waived or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver or termination is sought.

             (i) Nothing contained herein or otherwise shall create a partnership or join venture between you and the Company.

             (j) The headings and captions of the various subdivisions of this Agreement are for convenience or reference only and shall in no way modify or affect the meaning or construction of any of the terms or provisions hereof.
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         Paramount Capital, Inc.
         Page 24

             If you find the foregoing is in accordance with our understanding, kindly sign and return to us a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement between us.

                                       Very truly yours,

                                       SPARTA PHARMACEUTICALS, INC.


                                       By:  /s/ William M. Sullivan
                                            ------------------------------------
                                            Name: William M. Sullivan
                                            Its: Chief Executive Officer

         Agreed to by:

         PARAMOUNT CAPITAL, INC.


         By:  /s/ Lindsay A. Rosenwald, M.D.
              --------------------------------
              Name: Lindsay A. Rosenwald, M.D.
              Its:  Chairman
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         Paramount Capital, Inc.
         Page 25

                                  Schedule I

         1. William M. Sullivan

         2. Lindsay A. Rosenwald